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                                  EXHIBIT 99.1

             Certification Pursuant to Title 18, United States Code,
             Section 1350 as adopted pursuant to Section 906 of the
                          Sarbanes - Oxley Act of 2002
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             CERTIFICATION PURSUANT TO TITLE 18, UNITED STATES CODE,
             SECTION 1350 AS ADOPTED PURSUANT TO SECTION 906 OF THE
                          SARBANES - OXLEY ACT OF 2002

     In connection with the Annual Report of R. G. Barry Corporation (the "Corporation") on Form 10-K for the fiscal year ended December 28, 2002, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), the undersigned Gordon Zacks, Chairman of the Board, Chief Executive Officer and President of the Corporation, and Daniel D. Viren, Senior Vice President - Finance, Secretary and Treasurer (Chief Financial Officer) of the Corporation, certify, pursuant to Title 18, United States Code, Section 1350, as adopted pursuant to Section 906 of the Sarbanes - Oxley Act of 2002, that, to the best of their knowledge:

     (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Corporation.

/s/ Gordon Zacks*                            /s/ Daniel D. Viren*
--------------------------------             -----------------------------------
Gordon Zacks,                                Daniel D. Viren,
Chairman of the Board, Chief                 Senior Vice President - Finance,
Executive Officer and President              Secretary and Treasurer (Chief
                                             Financial Officer)

Dated:  March 28, 2003                       Dated:  March 28, 2003


* A signed original of this written statement required by Section 906 has been provided to R. G. Barry Corporation and will be retained by R. G. Barry Corporation and furnished to the Securities and Exchange Commission or its staff upon request.